Securities Act Registration No. 33-96634 Investment Company Act Reg. No. 811-9094

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 11 and/or	[X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 12	[X]
(Check appropriate box or boxes.)

LEUTHOLD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

100 North Sixth Street, Suite 412A Minneapolis, Minnesota	55403
(Address of Principal Executive Offices)	(Zip Code)

(612) 332-9141
(Registrant's Telephone Number, including Area Code)

Steven C. Leuthold Leuthold Weeden Capital Management, LLC 100 North Sixth Street Suite 412A Minneapolis, Minnesota 55403	Copy to: Richard L. Teigen Foley & Lardner 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)

|X|	on December 12, 2003 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
December 10, 2003

See Exhibit 99

STATEMENT OF ADDITIONAL INFORMATION for LEUTHOLD CORE INVESTMENT FUND LEUTHOLD SELECT INDUSTRIES FUND GRIZZLY SHORT FUND	DECEMBER 10, 2003

LEUTHOLD FUNDS, INC.
100 North Sixth Street
Suite 412A
Minneapolis, Minnesota 55403

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated December 10, 2003. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.

        The following financial statements are incorporated by reference to the Annual Reports, dated September 30, 2003, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on December 9, 2003:

Leuthold Core Investment Fund

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Auditors	Leuthold Select Industries Fund

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Auditors

Grizzly Short Fund

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Auditors

Leuthold Funds, Inc.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated, December 10, 2003, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

        This Statement of Additional Information does not constitute an offer to sell securities.

(i)

FUND HISTORY AND CLASSIFICATION

        Leuthold Funds, Inc. (the “Corporation”) is an open-end management investment company consisting of three diversified portfolios, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund (individually a “Fund” and collectively the “Funds”). Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the “Act”). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

INVESTMENT RESTRICTIONS

        The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund’s shares present or represented at a stockholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2. The Leuthold Core Investment Fund will not buy securities on margin or write put or call options. Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund will buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each Fund may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

3. Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Select Industries Fund and the Grizzly Short Fund may write put and call options to the extent permitted by the Act. Neither Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of writing put or call options. The Leuthold Select Industries Fund has no present intention of selling securities short.

4. The Leuthold Select Industries Fund and the Grizzly Short Fund may borrow money or issue senior securities to the extent permitted by the Act. The Leuthold Core Investment Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund’s total assets) or for emergency or extraordinary purposes. The Leuthold Core Investment Fund will not borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

5. Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

6. No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

7. No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund’s total assets would be the subject of such loans.

8. No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

9. No Fund will make investments for the purpose of exercising control or management of any company.

10. No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.

11. The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts. Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund will purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts. Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of entering into futures contracts or options on futures contracts. For purposes of this investment restriction number 11, the terms “commodities” and “commodity contracts” shall include only those items defined as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act.

12. No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

        Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without stockholder approval. These additional restrictions are as follows:

1. No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund’s investment adviser.

2. No Fund will purchase illiquid securities if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

3. No Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund’s net assets would be invested in shares of registered investment companies.

        The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

INVESTMENT CONSIDERATIONS

        The prospectus for the Funds describes their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options

        The Leuthold Core Investment Fund may purchase warrants and put and call options on securities.

        By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

        The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

        Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stocks

        The Leuthold Core Investment Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero Coupon U.S. Treasury Securities

        The Leuthold Core Investment Fund may also invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

        The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds’ investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

        Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. None of the Funds will enter into repurchase agreements with entities other than banks or invest over 5% of their net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

        The Leuthold Core Investment Fund may invest in securities of foreign issuers. In addition, a registered investment company in which the Leuthold Core Investment Fund may invest may invest up to 100% of its assets in securities of foreign issuers. The Leuthold Select Industries Fund may invest in securities of foreign issuers traded in the U.S. securities markets, either directly or through American Depository Receipts (“ADRs”). Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities. The Grizzly Short Fund may sell short ADRs.

        There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

        Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

        Since the Leuthold Core Investment Fund or a registered investment company in which the Leuthold Core Investment Fund may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Fund’s assets from the perspective of U.S. investors. Certain registered investment companies, but not the Leuthold Core Investment Fund, may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

        The Funds may hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

        ADR facilities may be either “sponsored” or “unsponsored.” While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The Leuthold Core Investment Fund and the Leuthold Select Industries Fund may invest in sponsored and unsponsored ADRs and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales

        The Leuthold Core Investment Fund and the Grizzly Short Fund will seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. For example if the Leuthold Core Investment Fund or the Grizzly Short Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it will borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. A Fund’s goal when effecting short sales is to “Sell high and Buy low.”

        All of the Funds may make short sales “against the box” (i.e. when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short “against the box” is not a principal investment strategy of any of the Funds.

High Yield and Other Securities

        The Leuthold Core Investment Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Leuthold Core Investment Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody’s. Securities rated BBB by S&P or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Leuthold Core Investment Fund (and registered investment companies in which the Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds”. Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

        The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

        The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Leuthold Core Investment Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefor tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

        Certain securities held by the Leuthold Core Investment Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

        The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Core Investment Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

        Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Leuthold Core Investment Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

        Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Core Investment Fund (or a registered investment company in which the Fund invests) should monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Registered Investment Companies

        Each Fund may invest up to 25% of its net assets in shares of registered investment companies. No Fund will purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

        Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

        Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

        Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

        Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Core Investment Fund may invest may concentrate their investments within one industry (i.e. sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Metals

        The Leuthold Core Investment Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In addition, the Leuthold Core Investment Fund may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.

        For the Leuthold Core Investment Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.

Illiquid Securities

        Each Fund may invest up to 5% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 5% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

        In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

        The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

        Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund’s borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

        Each Fund’s annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The Leuthold Select Industries Fund anticipates that its annual portfolio turnover rate normally will exceed 100%.

DIRECTORS AND OFFICERS OF THE CORPORATION

        As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Funds are the only mutual funds in a “fund complex,” as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director
"Disinterested Persons"
John S. Chipman c/o Leuthold Weeden Capital Management, LLC 100 North Sixth Street Suite 412A Minneapolis, MN 55403 Age: 77	Director	Indefinite, Director since 1995	Regent's Professor of Economics, University of Minnesota	3	None
Lawrence L. Horsch c/o Leuthold Weeden Capital Management, LLC 100 North Sixth Street Suite 412A Minneapolis, MN 55403 Age: 69	Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	3	Boston Scientific Corp.
Paul N. Kelnberger 336 Robert St. North Suite 1400 St. Paul, MN 55101 Age 60	Director	Indefinite, Director since 1995	Partner, Johnson, West & Co., PLC, a public accounting firm	3	Video Update, Inc.

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director
"Interested Persons"
Steven C. Leuthold 100 North Sixth St. Suite 412A Minneapolis, MN 55403 Age 66	Director President and Treasurer	Indefinite, Director since 1975 One year term, President and Treasurer since 1993	Chief Executive Officer of the managing member of Leuthold, Weeden Capital Management, LLC (the "Adviser")	3	None
Edward C. Favreau 100 North Sixth St. Suite 412A Minneapolis, MN 55403 Age 52	Director Vice President	Indefinite, Director since 1999 One year term, Vice President since 1999	Manager of Marketing and Sales of the Adviser since 1999. Prior to joining the Adviser, he was Vice President and Sales Manager of U.S. Bancorp Investments, Inc.	3	None
David R. Cragg 100 North Sixth St. Suite 412A Minneapolis, MN 55403 Age 34	Vice President and Secretary	One year term, Vice President and Secretary since 1999	Manager of Compliance of the Adviser since 1999. Prior to joining the Adviser, he was Operations Manager of Piper Trust Company	N/A	N/A

        The Corporation’s Board of Directors has an audit committee whose members are Messrs. Chipman, Horsch and Kelnberger. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee did not meet during the fiscal year ended September 30, 2003.

        The Corporation’s Board of Directors has no other committees.

        The Corporation’s standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $1,500 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

        The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 2003:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
"Interested Persons"
Steven C. Leuthold Edward C. Favreau	$0 $0	$0 $0	$0 $0	$0 $0
"Disinterested Persons"
John S. Chipman Lawrence L. Horsch Paul M. Kelnberger	$6,000 $6,000 $6,000	$0 $0 $0	$0 $0 $0	$6,000 $6,000 $6,000

        The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

        The Funds vote proxies in accordance with the Adviser’s proxy voting policy. The Adviser generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and offer the Boards of Directors the opportunity to instruct the Adviser in voting the securities. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available after August 31, 2004 on or through the Funds’ website at http://www.leutholdfunds.com; and on the Securities and Exchange Commission’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        Set forth below are the names and addresses of all holders of the shares of each of the Funds who as of October 31, 2003 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund’s then outstanding shares, as well as the number of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.

Leuthold Core Investment Fund

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Charles Schwab & Co., Inc. (1)
101 Montgomery Street
San Francisco, CA 94104-4122	9,876,519	38.23%
National Investor Services Corp. (1)
55 Water Street, 32nd Floor
New York, NY 10041-3299	2,775,838	10.75%
National Financial Services LLC
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	2,723,260	10.54%
FTC & Co.
Attn: Data Lynx House Account
P.O. Box 173736
Denver, CO 80217-3736	1,515,896	5.87%
Officers and Directors as a Group (6 persons)	176,049	0.68%

(1)	The shares held by Charles Schwab & Co., Inc.; National Investor Services Corp.; National Financial Services, LLC and FTC & Co. were owned of record only.
(2)	Includes 122,149 shares held by the Steven Leuthold Trust, for which Albert Andrews, Jr. serves as sole trustee.

Leuthold Select Industries Fund

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
National Investor Services Corp. (1)
55 Water Street, 32nd Floor
New York, NY 10041-0028	650,744	36.58%
SEI Trust Company
One Freedom Valley Drive
Oaks, PA 19456	219,080	12.32%
National Financial Services, LLC (1)
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	161,301	9.07%
Paul K. Miller
1809 Lydia Avenue W
Saint Paul, MN 55113-1451	118,487	6.66%
Weeden Investors LP
Profit Sharing Plan
145 Mason Street
Greenwich, CT 06830-6605	113,582	6.39%
Charles Schwab & Co., Inc. (1)
101 Montgomery Street
San Francisco, CA 94104-4122	94,517	5.31%
Officers and Directors as a Group (6 persons)	74,986	4.22%

(1)	The shares held by National Investor Services Corp., National Financial Services and Charles Schwab & Co., Inc. were owned of record only.

Grizzly Short Fund

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
National Financial Services, LLC (1)
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	1,270,828	43.33%
FTC & Co. (1)
Attn: Data Lynx House Account
P.O. Box 173736
Denver, CO 80217-3736	618,795	21.10%
Charles Schwab & Co., Inc. (1)
101 Montgomery Street
San Francisco, CA 94104-3299	361,859	12.34%
National Investor Services Corp. (1)
55 Water Street
32nd Floor
New York, NY 10041-3299	273,066	9.31%
Officers and Directors as a Group (6 persons)	0	0%

(1)	The shares held by FTC & Co., National Investor Services Corp., National Financial Services and Charles Schwab & Co., Inc. were owned of record only.

        The following table sets forth the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all Funds beneficially owned by the directors of the Corporation.

Name of Director	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund	Dollar Range of Equity Securities of Grizzly Short Fund	Aggregate Dollar of Equity Securities of all Funds
Disinterested Persons
John S. Chipman Lawrence L. Horsch Paul M. Kelnberger	None None None	None None None	None None None	None None None
Interested Persons
Steven C. Leuthold Edward C. Favreau	Over $100,000 Over $100,000	Over $100,000 $50,001-$100,000	None None	Over $100,000 Over $100,000

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

        The investment adviser to each Fund is Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403 (the “Adviser”). Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser is controlled by Steven C. Leuthold who is the chief executive officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Leuthold Core Investment Fund a monthly fee based on such Fund’s average daily net assets at the annual rate of 0.90%, from the Leuthold Select Industries Fund, a monthly fee based on such Fund’s average daily net assets at the annual rate of 1.00%, and from the Grizzly Short Fund a monthly fee based on such Fund’s average daily net assets at the annual rate of 1.25%.

        Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

        During the fiscal years ended September 30, 2003, 2002 and 2001, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $1,563,222, $1,178,544, and $1,086,186, respectively. During the fiscal years ended September 30, 2003, 2002 and 2001, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $120,519, $161,669 and $114,490. During the fiscal years ended September 30, 2003, 2002 and 2001, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $222,337, $212,582 and $60,606.

        The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2%. As of the date hereof, no such state law provision was applicable to the Leuthold Core Investment Fund. Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund’s daily net assets. The Leuthold Core Investment Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2003, 2002 and 2001, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses.

        The Adviser has undertaken to reimburse each of the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.95% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit. During the fiscal year ended September 30, 2001, the Adviser reimbursed the Leuthold Select Industries Fund $31,541 for excess expenses and reimbursed the Grizzly Short Fund $46,461 for excess expenses. During the fiscal year ended September 30, 2002 the Leuthold Select Industries Fund repaid the Adviser $8,397 with respect to reimbursements previously made by the Adviser, and the Grizzly Short Fund repaid the Adviser $89,011 with respect to reimbursements previously made by the Adviser. During the fiscal year ended September 30, 2003, the Leuthold Select Industries Fund repaid the Adviser $18,250 with respect to reimbursements previously made by the Adviser, and the Grizzly Short Fund repaid the Adviser $21,211 with respect to reimbursements previously made by the Adviser.

        Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund’s stockholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

        Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

        In approving the continuation of each Advisory Agreement, the Board of Directors considered a number of factors, including, but not limited to, the following:

•	the nature and the quality of the services offered by the Adviser;

•	the reasonableness of the compensation payable to the Adviser;

•	the Adviser's investment management capabilities, methodologies and performance; and

•	the Fund's expense ratio.

        Based upon its review the Board of Directors concluded that the Adviser’s investment methodologies fit each Fund’s investment policies, and that the Adviser had the capabilities, resources and personnel to manage each Fund effectively. Further, the Board concluded that based on the services the Adviser is required to render under each Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interest of the Fund to continue each Advisory Agreement.

        See “ALLOCATION OF PORTFOLIO BROKERAGE” for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year. None of the directors who are “Disinterested Persons” of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The Administrator

        The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). Pursuant to separate Fund Administration Servicing Agreements entered into between the Corporation and the Administrator relating to each Fund (the “Administration Agreements”), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from each Fund a fee, paid monthly at an annual rate of .07% of the first $200,000,000 of the Fund’s average net assets, .06% of the next $500,000,000 of the Fund’s average net assets, and .04% of the Fund’s average net assets in excess of $700,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $35,000 for the Leuthold Core Investment Fund, $25,000 for the Leuthold Select Industries Fund and $35,000 for the Grizzly Short Fund. During the fiscal years ended September 30, 2003, 2002 and 2001, the Leuthold Core Investment Fund incurred fees of $143,162, $100,998, and $99,476, respectively, payable to the Administrator pursuant to its Administration Agreement. During the fiscal years ended September 30, 2003, 2002 and 2001, the Leuthold Select Industries Fund incurred fees of $16,685, $11,723 and $21,515 pursuant to its Administration Agreement. During the fiscal years ended September 30, 2003, 2002 and 2001, the Grizzly Short Fund incurred fees of $19,557, $13,069 and $25,882 pursuant to its Administration Agreement.

        Each Administration Agreement will remain in effect until terminated by either party. The Administration Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Corporation.

        Under the Administration Agreements, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

The Custodian

        U.S.        Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds’ assets pursuant to Custody Agreements. Under the Custody Agreements, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund’s operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

        U.S.        Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Accounting Servicing Agent

        In addition the Corporation has entered into separate Fund Accounting Servicing Agreements with U.S. Bancorp Fund Services, LLC relating to each Fund pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly (i) from the Leuthold Core Investment Fund based on the total annual rate of $33,000 for the first $100 million of average net assets, .015% of the next $200 million of average net assets, and ..01% of average net assets exceeding $300 million; (ii) from the Leuthold Select Industries Fund based on the total annual rate of $31,000 for the first $100 million of average net assets, .0125% on the next $200 million of average net assets, and .0075% on average net assets exceeding $300 million; and (iii) from the Grizzly Short Fund based on the total annual rate of $31,000 for the first $100 million of average net assets, .02% on the next $200 million of average net assets, and .01% on average net assets in excess of $300 million. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. During the fiscal years ended September 30, 2003, 2002 and 2001, the Leuthold Core Investment Fund incurred fees of $53,118, $42,178, and $44,390, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to its Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2003, 2002 and 2001, the Leuthold Select Industries Fund incurred fees of $32,865, $33,814 and $34,063 pursuant to its Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2003, 2002 and 2001, the Grizzly Short Fund incurred fees of $36,211, $33,089 and $40,245 pursuant to its Fund Accounting Servicing Agreement.

Principal Underwriter

        Rafferty Capital Markets, LLC serves as principal underwriter for the Funds. Its principal business address is 550 Mamaroneck Avenue, Harrison, New York 10528.

SERVICE PLANS

        Each of the Funds has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation.

        The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

        The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

DETERMINATION OF NET ASSET VALUE

        The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund’s investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

        Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

        The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

REDEMPTION OF SHARES

        The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

SYSTEMATIC WITHDRAWAL PLAN

        An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

        The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

        Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

        The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

        The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder’s bank account to the stockholder’s Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

        The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder’s bank account to the stockholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

ALLOCATION OF PORTFOLIO BROKERAGE

        Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation’s Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Each Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

        The Adviser may allocate brokerage to Weeden & Co., L.P. (“Weeden”) but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold is a limited partner of Weeden. Weeden’s institutional investment research division is designated The Leuthold Group, in which Steven C. Leuthold has a separate 50% pecuniary interest. An affiliate of Weeden, Weeden Investors, L.P., owns 10% of the membership interests of the Adviser. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

        In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.

        During the fiscal year ended September 30, 2001, the Leuthold Core Investment Fund paid brokerage commissions of $540,578 on transactions having a total market value of $337,978,076. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $441,531 (or 82% of the total commissions paid) on transactions having a total market value of $285,508,648 (or 84% of the aggregate amount of transactions). During the fiscal year ended September 30, 2002, the Leuthold Core Investment Fund paid brokerage commissions of $804,768 on transactions having a total market value of $405,166,653. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $722,397 (or 90% of the total commissions paid) on transactions having a total market value of $359,298,617 (or 89% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2003, the Leuthold Core Investment Fund paid brokerage commissions of $1,021,756 on transactions having a total market value of $402,436,889. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $988,767 (or 97% of the total commissions paid) on transactions having a total market value of $384,064,968 (or 95% of the aggregate amount of transactions.)

        During the fiscal year ended September 30, 2001, the Leuthold Select Industries Fund paid brokerage commissions of $68,310 on transactions having a total market value of $42,004,738. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $50,073 (or 73% of the total commissions paid) on transactions having a total market value of $32,384,916 (or 77% of the aggregate amount of transactions). During the fiscal year ended September 30, 2002, the Leuthold Select Industries Fund paid brokerage commissions of $216,965 on transactions having a total market value of $122,032,453. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $210,813 (or 97% of the total commissions paid) on transactions having a total market value of $177,903,858 (or 97% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2003, the Leuthold Select Industries Fund paid brokerage commissions of $107,858 on transactions having a total market value of $47,090,242. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $64,122 (or 59% of the total commissions paid) on transactions having a total market value of $24,336,223 (or 52% of the aggregate amount of transactions.)

        During the fiscal year ended September 30, 2001, the Grizzly Short Fund paid brokerage commissions of $100,077 on transactions having a total market value of $78,390,796. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $79,917 (or 80% of the total commissions paid) on transactions having a total market value of $60,243,331 (or 77% of the aggregate amount of transactions). During the fiscal year ended September 30, 2002, the Grizzly Short Fund paid brokerage commissions of $520,469 on transactions having a total market value of $307,773,203. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $371,827 (or 71% of the total commissions paid) on transactions having a total market value of $214,666,071 (or 70% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2003, the Grizzly Short Fund paid brokerage commissions of $401,346 on transactions having a total market value of $205,530,113. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $266,926 (or 67% of the total commissions paid) on transactions having a total market value of $125,959,684 (or 61% of the aggregate amount of transactions.)

TAXES

        Each Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of that Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from that Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

        Dividends from a Fund’s net investment income and distributions from a Fund’s net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from a Fund’s net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder’s holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by that Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.

        At September 30, 2003, the Leuthold Core Investment Fund had a capital loss carryforward for federal income tax purposes of $11,596,217, of which $4,580,307 will expire on September 30, 2010, and $7,015,910 will expire on September 30, 2011, and the Leuthold Select Industries Fund had an accumulated capital loss carryforward for federal income tax purposes of $4,903,925 of which $5,714 will expire on September 30, 2009, $1,007,016 will expire on September 30, 2010, and $3,891,195 will expire on September 30, 2011. Each Fund will offset such losses against any future realized capital gains.

        Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

        Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

        Each Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

        This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

STOCKHOLDER MEETINGS

        The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

        The Corporation’s Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

        Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

        If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

        After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

        The Corporation’s Articles of Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering three series, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund.

        The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

        The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

PERFORMANCE INFORMATION

        Each Fund may provide from time to time in advertisements, reports to stockholders and other communications with stockholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments of a Fund for a stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects a Fund’s total return since inception.

        Each Fund’s average annual compounded rate of return figures (before taxes) are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n   =  ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

        The Leuthold Core Investment Fund’s average annual compounded rate of return (before taxes) for the period from this Fund’s commencement of operations (November 20, 1995) through September 30, 2003 was 10.33% and for the one year period and the five year period ended September 30, 2003 was 35.60% and 8.77%, respectively. The Leuthold Select Industries Fund’s average annual compounded rate of return (before taxes) for the period from this Fund’s commencement of operations (June 19, 2000) through September 30, 2003 was 1.20%, and for the one year period ended September 30, 2003 was 38.67%. The Grizzly Short Fund’s average annual compounded rate of return (before taxes) for the period from this Fund’s commencement of operations (June 19, 2000) through September 30, 2003 was 10.60% and for the one year period ended September 30, 2003 was -29.68%.

        Any average annual compounded rate of return (after taxes on distributions) will be calculated in accordance with the following formula:

P(1 + T)n  =  ATVD

Where:	P	=	a hypothetical initial investment of $1,000
	T	=	average annual total return (after taxes on distributions)
	n	=	number of years
	ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods after taxes on Fund distributions but not after taxes on redemptions.

        This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVD) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

        The Leuthold Core Investment Fund’s average annual compounded rate of return (after taxes on distributions) for the period from this Fund’s commencement of operations (November 20, 1995) through September 30, 2003 was 8.21% and for the one year period and the five year period ended September 30, 2003 was 35.22% and 6.82%, respectively. The Leuthold Select Industries Fund’s average annual compounded rate of return (after taxes on distributions) for the period from this Fund’s commencement of operations (June 19, 2000) through September 30, 2003 was 1.20% and for the one year period ended September 30, 2003 was 38.67%. The Grizzly Short Fund’s average annual compounded rate of return (after taxes on distributions) for the period from this Fund’s commencement of operations (June 19, 2000) through September 30, 2003 was 5.06% and for the one year period ended September 30, 2003 was -32.56%.

        Any average annual compounded rates of return (after taxes on distributions and redemptions) will be calculated in accordance with the following formula:

P(1 + T)n  =  ATVDR

Where:	P	=	a hypothetical initial investment of $1,000
	T	=	average annual total return (after taxes on distributions and redemptions)
	n	=	number of years
	ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods after taxes on Fund distributions and redemptions.

        This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVDR) is determined by assuming complete redemption of the hypothetical investment and the deduction of all recurring charges at the end of the period covered by the computations as well as by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date in accordance with federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

        The Leuthold Core Investment Fund’s average annual compounded rate of return (after taxes on distributions and redemptions) for the period from this Fund’s commencement of operations (November 20, 1995) through September 30, 2003 was 7.73% and for the one year period and the five year period ended September 30, 2003 was 23.08% and 6.45%, respectively. The Leuthold Select Industries Fund’s average annual compounded rate of return (after taxes on distributions and redemptions) for the period from this Fund’s commencement of operations (June 19, 2000) through September 30, 2003 was 1.02% and for the one year period ended September 30, 2003 was 25.13%. The Grizzly Short Fund’s average annual compounded rate of return (after taxes on distributions and redemptions) for the period from this Fund’s commencement of operations (June 19, 2000) through September 30, 2003 was 5.89% and for the one year period ended September 30, 2003 was -19.09%.

        The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of any of the Funds in the future. Such performance results also reflect reimbursements made by the Adviser to keep aggregate annual operating expenses at or below 1.95% of the average daily net assets of the Leuthold Select Industries Fund, and 2.50% of the average daily net assets of the Grizzly Short Fund, and during the period from November 20, 1995 through September 30, 2000 to keep aggregate annual operating expenses at or below 1.25% of the average daily net assets of the Leuthold Core Investment Fund. An investment in each Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

        Each Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as represented by Lipper, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron’s magazines and The Wall Street Journal. (Lipper, Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) Each Fund also may compare its performance to the Standard & Poor’s Composite Index of 500 Stocks, the S&P 400 Midcap Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, U.S. Treasury Bills and to various combinations thereof.

DESCRIPTION OF SECURITIES RATINGS

        The Leuthold Core Investment Fund (or a registered investment company in which the Leuthold Core Investment Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). As also set forth therein, the Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor’s or Moody’s. A brief description of the ratings symbols and their meanings follows.

        Standard & Poor’s Debt Ratings. A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

        AAA — Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

        AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

        A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

        BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

        BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Moody’s Bond Ratings.

        Aaa — Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa — Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa — Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

        A-1.        This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2.        Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1".

        A-3.        Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

        Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1.        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2.        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3.        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

INDEPENDENT PUBLIC ACCOUNTANTS

        Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent public accountants for the Funds.

PART C

OTHER INFORMATION

Item 23	Exhibits

(a)(ii)	Articles Supplementary (3)

(a)(iii)	Articles Supplementary (3)

(b)	Registrant's Bylaws (1)

(c)	None

(d)(i)	Investment Advisory Agreement (Leuthold Core Investment Fund) (1)

(d)(ii)	Investment Advisory Agreement (Leuthold Select Industries Fund) (3)

(d)(iii)	Investment Advisory Agreement (Grizzly Short Fund) (3)

(e)	None

(f)	None

(g)(i)	Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) (Leuthold Core Investment Fund) (1)

(g)(ii)	Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) (Leuthold Select Industries Fund) (3)

(g)(iii)	Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) (Grizzly Short Fund) (3)

(h)(i)	Fund Administration Servicing Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund) (1)

(h)(ii)	Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund) (3)

(h)(iii)	Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund) (3)

(h)(iv)	Transfer Agent Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund) (1)

(h)(v)	Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund) (3)

(h)(vi)	Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund) (3)

(h)(vii)	Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund) (1)

(h)(viii)	Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund) (3)

(h)(ix)	Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund) (3)

(h)(x)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund (3)

(h)(xi)	Service Plan for Leuthold Core Investment Fund (5)

(i)	Opinion of Foley & Lardner, counsel for Registrant

(j)	Consent of Ernst & Young LLP

(k)	None

(l)	Subscription Agreement (1)

(m)	None

(n)	None

(p)	Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC (4)

(1)	Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 5 was filed on January 31, 2000 and its accession number is 0000897069-00-000023.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 31, 2001 and its accession number is 0000897069-01-000058.

(5)	Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 31, 2002 and its accession number is 0000897069-02-000061.

Item 24   Persons Controlled by or under Common Control with Registrant

        Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25   Indemnification

        Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

Article VII

GENERAL PROVISIONS

Section 7.   Indemnification.

        A.        The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B.        In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C.        The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D.        Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E.        The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F.        This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G.        “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

        Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26   Business and Other Connections of Investment Adviser

        Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27   Principal Underwriters

        Not Applicable.

Item 28   Location of Accounts and Records

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant’s Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota; and all other records will be maintained by the Registrant’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29   Management Services

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30   Undertakings

        Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 1st day of December, 2003.

(Registrant)
By:	/s/ Steven C. Leuthold
Steven C. Leuthold President

        Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ Steven C. Leuthold Steven C. Leuthold	President and Treasurer (Principal Executive, Financial and Accounting Officer) and a Director	December 1, 2003
/s/ John S. Chipman	Director	December ___, 2003
/s/ Lawrence L. Horsch	Director	December ___, 2003
/s/ Paul M. Kelnberger Paul M. Kelnberger	Director	December 3, 2003
/s/ Edward C. Favreau Edward C. Favreau	Director	December 2, 2003

EXHIBIT INDEX

Exhibit No.	Description

(a)(i)	Registrant's Articles of Incorporation*

(a)(ii)	Articles Supplementary*

(a)(iii)	Articles Supplementary*

(b)	Registrant's Bylaws*

(c)	None

(d)(i)	Investment Advisory Agreement (Leuthold Core Investment Fund)*

(d)(ii)	Investment Advisory Agreement (Leuthold Select Industries Fund)*

(d)(iii)	Investment Advisory Agreement (Grizzly Short Fund)*

(e)	None

(f)	None

(g)(i)	Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) (Leuthold Core Investment Fund)*

(g)(ii)	Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) (Leuthold Select Industries Fund)*

(g)(iii)	Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) (Grizzly Short Fund)*

(h)(i)	Fund Administration Servicing Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)*

(h)(ii)	Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund)*

(h)(iii)	Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund)*

(h)(iv)	Transfer Agent Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)*

(h)(v)	Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund)*

(h)(vi)	Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund)*

(h)(vii)	Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)*

(h)(viii)	Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund)*

(h)(ix)	Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund)*

(h)(x)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund*

(h)(xi)	Service Plan for Leuthold Core Investment Fund*

(i)	Opinion of Foley & Lardner, counsel for Registrant

(j)	Consent of Ernst & Young LLP

(k)	None

(l)	Subscription Agreement*

(m)	None

(n)	None

(p)	Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC*

*	Incorporated by reference.